SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC  20549





                           FORM 8-K




                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) March 23, 2001



                           OTHNET, INC.
        (Exact name of Registrant as specified in its charter)




Delaware                       0-26454              98-0142664
(State or other jurisdiction  Commission       (I.R.S. Employer
of incorporation or          File number)        Identification
organization)                                           Number)



The First National Bank Building
332 Minnesota Street, Suite 100 North
St. Paul, Minnesota                                      55101
(Address of principal                            (Postal Code)
executive offices)



Registrant's telephone number, including area code:  (651) 291-2993

Item 5. Other Events.

     Effective as of March 23, 2001, the Registrant changed its name from "PL Brands, Inc." to "Othnet, Inc.". Such change became effective on such date as a result of the filing with the Secretary of State of the State of Delaware of a Certificate of Amendment to the Registrant's Certificate of Incorporation. Such change in the name of the Registrant was approved by the stockholders of the Registrant at its special meeting of stockholders held on March 22, 2001.


Item 7. Financial Statements and Exhibits.

     Exhibits:

     3.1     Certificate of Amendment of Certificate of
             Incorporation (filed March 23, 2001)

                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              OTHNET, INC.
                              (Registrant)



Dated: May 3, 2001            By: /s/ David M. Kaye
                              Name:   David M. Kaye
                              Title:  Secretary

Exhibit 3.1


                      CERTIFICATE OF AMENDMENT

                                 OF

                    CERTIFICATE OF INCORPORATION

                                 OF

                            PL BRANDS, INC.


     We, the undersigned, President and Secretary, respectively, of PL Brands, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware

     DO HEREBY CERTIFY:

     FIRST:    That the name of the Corporation is PL Brands, Inc.

     SECOND: That the FIRST Article of the Certificate of
Incorporation be and it hereby is amended to read in its entirety as follows:

     "FIRST: The name of the Corporation is Othnet, Inc."

     THIRD:    That the total number of shares of all classes of
stock which the Corporation is authorized to have outstanding is Twenty-One Million (21,000,000) shares of which stock Twenty Million (20,000,000) shares in the par value of $.001 each shall be common stock and of which One Million (1,000,000) shares in the par value of $.001 each shall be preferred stock.

     FOURTH: That the first sentence of the FOURTH Article of the Certificate of Incorporation be and it hereby is amended to read in its entirety as follows:

     "FOURTH:   The total number of shares of all classes which
the Corporation is authorized to have outstanding is Forty-Two Million (42,000,000) shares of which stock Forty Million (40,000,000) shares in the par value of $.001 each, amounting in the aggregate of Forty Thousand Dollars ($40,000) shall be common stock and of which Two Million (2,000,000) shares in the par value of $.001 each, amounting in the aggregate to Two Thousand Dollars ($2,000) shall be preferred stock."

     FIFTH:    That the amendment was duly adopted in accordance
with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, we have hereunto signed this certificate this 22rd day of March, 2001, and we affirm the statements contained herein as true under penalties of perjury.

                    /s/ Richard A. Barbari
                    Richard A. Barbari, President



          Attest:   /s/ David M. Kaye
                    David M. Kaye, Secretary